UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 1, 2007

(Date of earliest event reported)

BUNGE LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(Jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Main Street
White Plains, New York		10606
(Address of principal executive offices)		(Zip Code)

(914) 684 2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

On May 10, 2007, Bunge Limited (“Bunge”) filed its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007 (the “First Quarter 10-Q”) with the Securities and Exchange Commission (the “SEC”). In the First Quarter 10-Q, Bunge presented updated operating segment reporting disclosures reflecting a reclassification of certain product lines from the edible oil products segment to the agribusiness segment. As a result, amounts previously reported by Bunge under its edible oils products segment have been reclassified to its agribusiness segment. Bunge is filing this Current Report on Form 8-K to conform its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Annual Report”) to the presentation reflected by this reclassification.

The information included in this Current Report on Form 8-K does not in any way restate or revise Bunge’s net income, consolidated statements of income, consolidated statements of cash flows and consolidated statements of shareholders’ equity for the years ended December 31, 2006, 2005 and 2004 and the consolidated balance sheets at December 31, 2006 and 2005.

This Current Report on Form 8-K does not reflect any other events occurring after Bunge filed its 2006 Annual Report other than this reclassification, as described above. For a discussion of events and developments occurring subsequent to the filing by Bunge of its 2006 Annual Report, see Bunge’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2007, June 30, 2007 and Bunge’s Current Reports on Form 8-K filed since December 31, 2006, all of which are filed with the SEC.

Exhibit 99.1 of this Current Report on Form 8-K contains a statement regarding forward-looking statements included in this Current Report on Form 8-K and the following updates to Bunge’s 2006 Annual Report to reflect the reclassification described above: (a) an updated table showing net sales to external customers by operating segment contained in the section entitled “Operating Segments and Geographic Areas” of “Item 1. Business” of the 2006 Annual Report, (b) an updated “Other Data” section and Note 4 to the table contained in “Item 6. Selected Financial Data” of the 2006 Annual Report and (c) an updated “Results of Operations – Segment Results” section and “Results of Operations – 2006 Compared to 2005” section contained in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the 2006 Annual Report, which, in each case, shall replace the corresponding section in Bunge’s 2006 Annual Report.

Exhibit 99.2 of this Current Report on Form 8-K contains Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm relating to the Consolidated Financial Statements included in this Exhibit 99.2, and the Consolidated Financial Statements and the Notes to the Consolidated Financial Statements of Bunge as of December 31, 2006, containing an update to “ Note 3 – Inventories,” “Note 24 – Operating Segments and Geographic Areas” and “Note 25 – Quarterly Financial Information (Unaudited)” to reflect the reclassification described above.

Exhibit 99.3 of this Current Report on Form 8-K contains Deloitte & Touche LLP’s Consent of Independent Registered Public Accounting Firm.

The financial statements included in Exhibit 99.2 shall now serve as the historical audited consolidated financial statements of Bunge for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNGE LIMTED

(registrant)

By:	/s/ Karen D. Roebuck

Karen D. Roebuck
Controller

Date:  November 1, 2007

EXHIBIT INDEX

Number	Description

99.1

“Cautionary Statement Regarding Forward-Looking Statements” and the following revised sections of the Annual Report on Form 10-K for the year ended December 31, 2006: (a) “Operating Segments and Geographic Areas” section of “Item 1. Business,” (b) the “Other Data” section and Note 4 to the table contained in “Item 6. Selected Financial Data” and (c) the “Results of Operations – Segment Results” and “Results of Operations – 2006 Compared to 2005” sections of “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

99.2

Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm dated February 26, 2007 (October 31, 2007 as to Note 3, Note 24 and Note 25) and Consolidated Financial Statements and the Notes to the Consolidated Financial Statements of Bunge as of December 31, 2006, reflecting updated operating segment disclosures.

99.3	Consent of Deloitte & Touche LLP